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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement Form S-3 of our report dated March 21, 2000, included in Big Buck Brewery & Steakhouse, Inc.'s Form 10-KSB for the year ended January 2, 2000. We also consent to the use of our name as it appears under the caption "Experts."


                                          /s/ PLANTE & MORAN, LLP

Grand Rapids, Michigan
June 8, 2000